SELECTED CONSOLIDATED STATEMENTS OF INCOME (LOSS) DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Income:
Interest on cash equivalents, short-term deposits and restricted cash	$ 4,350	$ 3,710	$ 980
Other	117	46	18
Total financial income	4,467	3,756	998
Expenses:
Interest expenses	(501)	(232)	0
Exchange rate differences, net	(839)	(35)	(2,019)
Bank charges including guarantees	(1,578)	(1,581)	(1,752)
Revaluation of investment in a convertible debt	0	(1,401)	0
Other	(45)	(398)	(45)
Total financial expenses	(2,963)	(3,647)	(3,816)
Total financial income (expenses), net	$ 1,504	$ 109	$ (2,818)